SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 23, 1999


                      Electrosource, Inc.
    (Exact name of registrant as specified in its charter)



         Delaware                     0-16323                  74-2466304
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

          2809 IH 35 South                         78666
          San Marcos, Texas                      (Zip Code)
 (Address of principal executive offices)


Registrant's telephone number, including area code: (512)  753-6500




                       Page 1 of 2 Pages



Item 4.  Changes in Registrant's Certifying Accountants.


       On November 9, 1999, the Board of Directors of Electrosource, Inc. (the "Registrant") approved the recommendation of the Audit Committee to accept the proposal of Weaver and Tidwell, L.L.P., Certified Public Accountants and Consultants, as the Company's principal accountant. The firm's offices are located at 307 West Seventh, Suite 1500, Fort Worth, Texas 76102. Telephone 817/332-7905; Fax 817/332-
7956

           In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997, and December 31, 1998, and subsequent interim period through November 9, 1999, there was no contact for advisory purposes or any other purposes with the firm of Weaver and Tidwell, L.L.P.


                          SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELECTROSOURCE, INC.


                                   By:  /s/ Donald C. Perriello
                                     Donald C. Perriello
                                     Vice President/Finance
                                     and Treasurer

                                   Date:  November 23, 1999